SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report:  June 25, 2001
------------------------------
(Date of earliest event reported)



                First Union Commercial Mortgage Securities, Inc.
            (as depositor under the Pooling and Servicing Agreement,
                   dated as of June 10, 2001, relating to the
              First Union National Bank Commercial Mortgage Trust,
         Commercial Mortgage Pass-Through Certificates, Series 2001-C2)
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             (Exact name of registrant as specified in its charter)



 North Carolina                 333-53266-02             56-1643598
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 (State or Other                 (Commission          (I.R.S. Employer
 Jurisdiction of                 File Number)        Identification No.)
 Incorporation)



  201 South College Street, Charlotte, North Carolina        28288-0166
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       (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (704) 374-6161

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ITEMS 1 THROUGH 4, ITEM 6 AND ITEMS 8 AND 9 ARE NOT INCLUDED BECAUSE THEY ARE
NOT APPLICABLE.


ITEM 5.  OTHER EVENTS

         On June 11, 2001, a single series of mortgage pass-through certificates, entitled First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2001-C2 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling Agreement") attached hereto as Exhibit 4.1, and dated as of June 10, 2001, among First Union Commercial Mortgage Securities, Inc. as depositor (the "Registrant"), First Union National Bank, as master servicer, Lennar Partners, Inc., as special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee. The Certificates consist of twenty-three classes (each, a "Class") of Certificates, six of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the Class B Certificates", the "Class C Certificates", the "Class D Certificates" and the "Class E Certificates" (collectively, the "Offered Certificates"); and seventeen of which Classes are designated as the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class O Certificates", the "Class P Certificates", the "Class Q Certificates", the "Class V Certificates", the "Class IO Certificates", the "Class Z-I Certificates", the "Class Z-II Certificates", the "Class R-I Certificates" and the "Class R-II Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of 107 multifamily and commercial mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $1,001,539,038. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "Merrill Lynch Loans") were acquired by the Registrant from Merrill Lynch Mortgage Capital Inc. or Merrill Lynch Mortgage Lending, Inc. (the "Merrill Lynch Originators") pursuant to a Mortgage Loan Purchase Agreement, dated as of June 10, 2001, between the Registrant and the Merrill Lynch Originators, and certain of the Mortgage Loans (the "FUNB Loans") were acquired by the Registrant from First Union National Bank ("FUNB", and collectively with the Merrill Lynch Originators, the "Sellers") pursuant to a Mortgage Loan Purchase Agreement, dated as of June 10, 2001, between the Registrant and FUNB. The source of funds for payment of the purchase price for the Merrill Lynch Loans and the FUNB Loans paid by the Registrant to the Sellers was derived from the sale of the Certificates by the Registrant to First Union Securities, Inc. ("FUSI"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") and Greenwich Capital Markets, Inc. ("GCM") pursuant to an Underwriting Agreement, dated May 31, 2001, among the Registrant, FUNB, FUSI, MLPF&S and GCM (pertaining to the Offered Certificates), and a Certificate Purchase Agreement, dated May 31, 2001, among the Registrant, FUSI and MLPF&S (pertaining to the Class IO, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P and Class Q Certificates). The Registrant is a wholly-owned limited purpose finance subsidiary of FUNB. On June 11, 2001, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated May 15, 2001, and the Prospectus Supplement, dated May 31, 2001, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements - Not Applicable.


(b) Pro Forma Financial Information - Not Applicable.


(c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.           Description
-----------           -----------

   (1.1) Underwriting Agreement, dated May 31, 2001, among First Union Commercial Mortgage Securities, Inc., First Union National Bank, First Union Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital Markets, Inc.


   (4.1) Pooling and Servicing Agreement, dated as of June 10, 2001, among First Union Commercial Mortgage Securities, Inc. as depositor, First Union National Bank, as master servicer, Lennar Partners, Inc., as special servicer, and Wells Fargo Bank Minnesota, N.A. as trustee.

   (99.1) Mortgage Loan Purchase Agreement, dated as of June 10, 2001, between First Union Commercial Mortgage Securities, Inc. and First Union National Bank.

   (99.2) Mortgage Loan Purchase Agreement, dated as of June 10, 2001, between First Union Commercial Mortgage Securities, Inc., Merrill Lynch Mortgage Capital Inc. and Merrill Lynch Mortgage Lending, Inc.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                               FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.



                               By: /s/ Timothy F. Danello
                                   -----------------------------------------
                                   Name:  Timothy F. Danello
                                   Title: Senior Vice President


Date:  June 25, 2001

                                INDEX TO EXHIBITS

                                                                 Paper (P) or
Exhibit No.    Description                                       Electronic (E)
-----------    -----------                                       --------------

   (1.1)       Underwriting Agreement, dated May 31,                   E
               2001, among First Union Commercial
               Mortgage Securities, Inc., First Union
               National Bank, First Union Securities,
               Inc., Merrill Lynch, Pierce, Fenner &
               Smith Incorporated and Greenwich Capital
               Markets, Inc.


   (4.1)       Pooling and Servicing Agreement, dated                  E
               as of June 10, 2001, among First Union
               Commercial Mortgage Securities, Inc. as
               depositor, First Union National Bank, as master servicer, Lennar Partners, Inc., as special servicer, and Wells Fargo
               Bank Minnesota, N.A. as trustee.

   (99.1)      Mortgage Loan Purchase Agreement, dated                 E
               as of June 10, 2001, between First Union
               Commercial Mortgage Securities, Inc. and
               First Union National Bank.

   (99.2)      Mortgage Loan Purchase Agreement, dated                 E
               as of June 10, 2001, between First Union
               Commercial Mortgage Securities, Inc.,
               Merrill Lynch Mortgage Capital Inc. and
               Merrill Lynch Mortgage Lending, Inc.